(NOAH FUND LOGO)

                                 1-800-794-6624
                                 1-800-794-NOAH

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997

THE NOAH FUND
A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.

(NOAH FUND LOGO)

June 12, 1997

Dear Shareholder:

Thank you for your confidence in and, therefore, investment in the NOAH FUND. We are proud to announce the results of operations for the period ending April 30, 1997.

The NOAH FUND, which started investing on May 17, 1996, has obtained a 20.97% return from the Fund's commencement of operations through April 30, 1997. This year from January 1st to April 30th, the NOAH FUND was up 12.41%, while the NASDAQ Composite Index was down 1.46% and the S&P 500 was up 9.36%. So the NOAH FUND beat the S&P 500 by 3.05% and the NASDAQ Composite Index by 13.87%.

The NOAH FUND's sub-advisor, Rittenhouse Financial Services, Inc. generally follows, for its clients, a philosophy of Large Cap Growth with low risk. NOAH FUND is managed with this same philosophy. Rittenhouse has been ranked by PIPER (Pension Investment Performance Evaluation Report)1<F1> as the NUMBER ONE Large Cap Growth stock investment advisor out of 70 such advisors, when taking risk into consideration for the period of January 1983 to December 31, 1996. We are fortunate indeed to have Rittenhouse actively involved with the management of the NOAH FUND portfolio.

Since it's inception on May 17, 1996, the NOAH FUND has had a total return to May 31, 1997 of 26.79% and from January 1, 1997, the NOAH FUND is up 17.82%. This means that if you had invested $10,000 on May 17, 1996 it would now be worth $12,679, or if invested on January 1, 1997, it would be worth $11,702.2<F2>

Your management company charges a 1% fee and is proud of its commitment of donating 10% of its 1% management fee to missions as a charitable contribution. This past year World Vision, Inc. and Campus Crusade for Christ International, Inc. were the recipients. Naturally, this is from the management company not
                                                                         ---
from the FUND so it has no effect on the monetary value of your investment.

We are grateful to be able to serve you and believe our Large Cap Low Risk Growth Stock strategy will continue to bring excellent results with very low risk. We are happy to have you as an investor and hope to retain your confidence by producing such results over the long term with a minimum of risk. We want you
                                   ---------
to know that you can check the NOAH FUND net asset value each evening after 8 P.M. Eastern Time by calling 1-800-794-NOAH then pressing 2 when the voice comes on. For the NOAH FUND website, which is under construction, you will be able to get it on the internet at http:\\www.NOAHFUND.com.

For those of you who did not invest as much as you could, we are disappointed that our excellent results did not fully benefit you. However, all is not lost. There is no time like the present to get involved even on a dollar cost averaging basis.3<F3> If you need to know about anything further, please call
(610)651-0460.

                                        Very truly yours,

                                        /s/ William L. Van Alen, Jr.
                                        William L. Van Alen, Jr.
                                        President
                                        NOAH FUND

1.<F1> PIPER is a joint venture formed by Rogers, Casey and Associates, Inc. of Darien Connecticut and Crain Communications, Inc. publisher of Pensions and Investments Magazine to track investment managers.
2.<F2> Past performance is, of course, no guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. 3.<F3> Dollar cost averaging is putting money in over a period of time in equal monthly installments. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
  Investments, at value (cost $509,165)             $591,682
  Deferred organization charges
    (net of amortization)                              7,137
  Receivable from Manager                             61,675
  Dividends receivable                                   602
  Interest receivable                                    119
  Other assets                                         6,424
                                                    --------
            Total Assets                             667,639
                                                    --------
LIABILITIES:
  Accrued expenses and other liabilities              74,858
                                                    --------
NET ASSETS                                          $592,781
                                                    ========
NET ASSETS CONSIST OF:
  Capital stock                                     $507,675
  Accumulated undistributed net investment income        182
  Accumulated undistributed net realized gain
    on investments                                     2,407
  Net unrealized appreciation on investments          82,517
                                                    --------
            Total Net Assets                        $592,781
                                                    ========
  Shares outstanding (500,000,000
    shares of $0.001 par value authorized)            49,181
  Net Asset Value, Redemption Price and
    Offering Price Per Share                          $12.05
                                                    ========
See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividend income                                    $ 3,693
  Interest income                                        372
                                                     -------
  Total investment income                              4,065
                                                     -------
EXPENSES:
  Management fee                                       2,475
  Administration fee                                  12,396
  Shareholder servicing and accounting costs          20,332
  Custody fees                                         1,688
  Federal and state registration                       7,595
  Professional fees                                    6,447
  Amortization of deferred organization charges        1,151
  Reports to shareholders                              1,984
  Distribution expense                                   402
  Other                                                1,193
                                                     -------
  Total expenses before reimbursement                 55,663
            Less:  Reimbursement from Manager       (51,331)
                                                     -------
            Net Expenses                               4,332
                                                     -------
NET INVESTMENT LOSS                                    (267)
                                                     -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                     2,256
  Change in unrealized appreciation on investments    67,201
                                                     -------
            Net realized and unrealized
              gain on investments                     69,457
                                                     -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $69,190
                                                     =======
See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                        SIX MONTHS    MAY 17, 1996(1)<F4>
                                             ENDED            THROUGH
                                    APRIL 30, 1997   OCTOBER 31, 1996
                                    --------------   ----------------
                                       (UNAUDITED)
OPERATIONS:
  Net investment income (loss)            $  (267)           $    854
  Net realized gain on investments           2,256                151
  Change in unrealized appreciation
    on investments                          67,201             15,316
                                          --------           --------
  Net increase in net assets
    from operations                         69,190             16,321
                                          --------           --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                130,400            449,558
  Shares issued to holders in
    reinvestment of dividends                1,662                 --
  Cost of shares redeemed                 (72,487)                 --
                                          --------           --------
  Net increase in net assets from
    capital share transactions              59,575            449,558
                                          --------           --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME               (1,863)                 --
                                          --------           --------
TOTAL INCREASE IN NET ASSETS               126,902            465,879
                                          --------           --------
NET ASSETS:
  Beginning of period                      465,879                  0
                                          --------           --------
  End of period (including
    undistributed net investment
    income of $182 and $1,712,
    respectively)                         $592,781           $465,879
                                          ========           ========

(1)<F4>Commencement of operations.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                             SIX MONTHS   MAY 17, 1996(1)<F5>
                                                  ENDED           THROUGH
                                         APRIL 30, 1997  OCTOBER 31, 1996
                                         --------------  ----------------
                                            (UNAUDITED)
PER SHARE DATA:
Net asset value, beginning of period             $10.59         $10.00
Income from investment operations:
  Net investment income (loss)                (0.01)(2)<F6>       0.04
  Net realized and unrealized gain
    on investments                                 1.51           0.55
                                                 ------         ------
            Total from investment operations       1.50           0.59
                                                 ------         ------
Less distributions from net investment income    (0.04)             --
                                                 ------         ------
Net asset value, end of period                   $12.05         $10.59
                                                 ======         ======
Total Return (3)<F7>                             14.23%          5.90%
Supplemental data and ratios:
  Net assets, end of period                    $592,781       $465,879
  Ratio of expenses to average
    net assets (4)<F8>(5)<F9>                     1.75%          1.42%
  Ratio of net investment income (loss)
    to average net assets (4)<F8>(5)<F9>        (0.11%)          0.86%
  Portfolio turnover rate                        24.72%         21.61%
  Average commission rate paid                  $0.2470        $0.2173

(1)<F5> Commencement of operations.
(2)<F6> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)<F7> Not annualized.
(4)<F8> Annualized.
(5)<F9> Without expense waivers of $51,331 and $47,931 for the periods ending April 30, 1997 and October 31, 1996, respectively, the ratio of net expenses to average net assets would have been 22.49% and 49.81% and the ratio of net investment (loss) to average net assets would have been (20.84)% and (47.52)%.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

 NUMBER
OF SHARES                                            MARKET VALUE
---------                                           -------------
          COMMON STOCKS -- 98.1%
          BANKING -- 5.1%
  500     NationsBank Corporation                        $ 30,188
                                                         --------
          BUSINESS SERVICES -- 8.3%
  700     Automatic Data Processing, Inc.                  31,675
  500     First Data Corporation                           17,250
                                                         --------
                                                           48,925
                                                         --------
          COSMETICS & SOAP -- 14.4%
  200     Colgate-Palmolive Company                        22,200
  300     Gillette Company                                 25,500
  300     The Procter & Gamble Company                     37,725
                                                         --------
                                                           85,425
                                                         --------
          DRUGS -- 22.4%
  700     Abbott Laboratories                              42,700
  500     Merck & Co., Inc.                                45,250
  300     Pfizer, Inc.                                     28,800
  200     Schering-Plough Corporation                      16,000
                                                         --------
                                                          132,750
                                                         --------
          ELECTRICAL EQUIPMENT -- 6.9%
  800     Emerson Electric Company                         40,600
                                                         --------
          ELECTRONICS -- 4.4%
  500     Hewlett-Packard Company                          26,250
                                                         --------
          ENTERTAINMENT & LEISURE -- 4.5%
  500     McDonald's Corporation                           26,812
                                                         --------
          FINANCIAL SERVICES -- 4.2%
  600     Fannie Mae                                       24,675
                                                         --------
          FOOD & BEVERAGES -- 10.6%
  400     The Coca-Cola Company                            25,450
  200     CPC International, Inc.                          16,525
  600     PepsiCo, Inc.                                    20,925
                                                         --------
                                                           62,900
                                                         --------
          INSURANCE -- 7.2%
  200     American International Group, Inc.               25,700
  100     General Re Corporation                           16,725
                                                         --------
                                                           42,425
                                                         --------
          OIL-INTERNATIONAL -- 3.0%
  100     Royal Dutch Petroleum Company - NYS              18,025
                                                         --------
          RETAIL -- 2.9%
  300     Home Depot, Inc.                                 17,400
                                                         --------
          SAVINGS & LOAN -- 2.7%
  500     Federal Home Loan Mortgage Corporation           15,938
                                                         --------
          TELECOMMUNICATIONS -- 1.5%
  200     GTE Corporation                                   9,175
                                                         --------
          Total Common Stock (Cost $498,971)              581,488
                                                         --------
 PRINCIPAL
    AMOUNT
 ---------
          SHORT-TERM INVESTMENTS -- 1.7%
          VARIABLE RATE DEMAND NOTES -- 1.7%
$10,094   Johnson Controls, Inc.                           10,094
    100   Wisconsin Electric Power Co.                        100
                                                         --------
          Total Short-Term Investments (Cost $10,194)      10,194
                                                         --------
          Total Investments -- 99.8% (Cost $509,165)      591,682
                                                         --------
          Other Assets and Liabilities -- 0.2%              1,099
                                                         --------
          TOTAL NET ASSETS -- 100.0%                     $592,781
                                                         ========

NYS - New York Shares

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The principle investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the SEC on May 10, 1996 and commenced operations on May 17, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed their shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the six months ended April 30, 1997, were as follows:

          Shares sold                                      11,717
          Shares issued to holders in
            reinvestment of dividends                         151
          Shares redeemed                                 (6,688)
                                                          -------
          Net increase                                      5,180
                                                          =======

3.   INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 1997, were as follows:

          Purchases:
            U.S. Government                                $  6,885
            Other                                           176,680
          Sales:
            U.S. Government                                   3,682
            Other                                           118,959

At April 30, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

          Appreciation                                    $84,865
          (Depreciation)                                  (3,491)
                                                          -------
          Net appreciation on investments                 $81,374
                                                          =======

At April 30, 1997, the cost of investments for federal income tax purposes was $510,308.

4.   AGREEMENTS

The Fund has entered into a Management Agreement with Polestar Management Company ("Polestar Management"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.75% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement shall be in effect for a period of one year from the Fund's commencement of operations and may be terminated thereafter under the approval of the Board of Directors.

Rittenhouse Financial Services, Inc. ("Rittenhouse") has been retained by Polestar Management to serve as the Fund's sub-investment adviser. In recognition of the religious and moral practices of the Fund, Rittenhouse will not charge a sub-investment adviser fee until such time as the net assets of the Fund reach $100 million. Thereafter, an annual fee of 0.25% of the Fund's average daily net assets will be charged by Rittenhouse on assets in excess of $100 million. The Fund will have no responsibility to pay any such fees to Rittenhouse.

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. The Distribution Plan expired on March 1, 1997 as it was not renewed by the Board of Directors of the Fund. At April 30, 1997, the amount accrued but unpaid pursuant to the Distribution Plan amounted to $402.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   RELATED PARTY TRANSACTIONS
Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the six months ended April 30, 1997, the Fund incurred $2,480 for such services.

                       Investment and Management Services
                          POLESTAR MANAGEMENT COMPANY
                      RITTENHOUSE FINANCIAL SERVICES, INC.

                                   Custodian
                             FIRSTAR TRUST COMPANY

                         Transfer, Dividend Disbursing
                         And Accounting Services Agent
                             FIRSTAR TRUST COMPANY